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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 23, 2003
                Date of Report (Date of Earliest Event Reported)



                          LAIDLAW INTERNATIONAL, INC.*
             (Exact name of registrant as specified in its charter)


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

               DELAWARE                                000-13109                             98-0390488
    (State or other jurisdiction of            (Commission File Number)                   (I.R.S. Employer
    incorporation or organization)                                                     Identification Number)
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                           55 SHUMAN BLVD., SUITE 400
                           NAPERVILLE, ILLINOIS 60563
          (Address of principal executive offices, including zip code)

                                 (630) 848-3000
              (Registrant's telephone number, including area code)

                                  LAIDLAW INC.
                             3221 NORTH SERVICE ROAD
                               BURLINGTON, ONTARIO
                                 CANADA L7R 3Y8
          (Former name or former address, if changed since last report)

* Laidlaw International, Inc. is filing this Current Report on Form 8-K in its capacity as the successor to Laidlaw Inc.



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ITEM 5.  OTHER EVENTS

         On June 23, 2003 (the "Effective Date"), Laidlaw International, Inc., a Delaware corporation (formerly Laidlaw Investments Ltd., an Ontario corporation, "Laidlaw International"), became the successor to Laidlaw Inc., a Canadian corporation ("Old Laidlaw"), as a result of the consummation of the transactions contemplated by the Third Amended Joint Plan of Reorganization of Old Laidlaw and its debtor affiliates (the "Plan") under chapter 11 of the U.S. Bankruptcy Code, as confirmed by the U.S. Bankruptcy Court for the Western District of New York (the "Court") on February 27, 2003. A copy of the Plan as confirmed by the Court was filed as exhibit 2.1 to the Current Report on Form 8-K of Laidlaw International filed with the Securities and Exchange Commission on July 7, 2003 and is incorporated herein by reference.

         In connection with the implementation of the Plan, Laidlaw International acquired from Old Laidlaw, in consideration for a combination of cash and common stock of Laidlaw International, all of Old Laidlaw's assets, other than its equity interest in Laidlaw International, including all of the equity of Old Laidlaw's Canadian operations, Greyhound Canada Transportation Corp. and Laidlaw Transit Ltd., and its other non-U.S. operations. Accordingly, as a result of the consummation of the Plan, Laidlaw International owns all of the U.S. and non-U.S. operations owned by Old Laidlaw prior to the Effective Date. In addition, Laidlaw International domesticated into the United States as a Delaware corporation and changed its name from Laidlaw Investments Ltd. to Laidlaw International, Inc.

         Under the Plan, all outstanding common and preferred stock of Old Laidlaw was cancelled, and holders of Old Laidlaw common and preferred stock did not receive any distributions. Pursuant to the Plan, Laidlaw International issued new common stock and rights to purchase new preferred stock to creditors of Old Laidlaw, including holders of Old Laidlaw bank and bond debt claims.

         As a result of the consummation of the transactions contemplated by the Plan, Laidlaw International became the successor issuer to Old Laidlaw. The shares of common stock, par value $.01 per share, of Laidlaw International issued in connection with the consummation of the Plan are deemed registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, under Rule 12g-3 of the Exchange Act.

         This Current Report on Form 8-K is being filed by Laidlaw International as notice that Laidlaw International is the successor issuer to Old Laidlaw under Rule 12g-3 of the Exchange Act and is thereby subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder.

                          DESCRIPTION OF CAPITAL STOCK

         The following description of the capital stock of Laidlaw International is a summary, does not purport to be complete or give a complete description of the applicable statutory or common law, and is subject in all respects to the applicable provisions of law, and to the certificate of incorporation, by-laws and rights agreement of Laidlaw International, which are incorporated herein by reference and filed as exhibits 4.1, 4.2 and 4.3 hereto, respectively.



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COMMON STOCK

         Laidlaw International's authorized capital stock consists of 500,000,000 shares of common stock and 50,000,000 shares of series A junior participating preferred stock. On or as soon as practicable after the Effective Date, pursuant to the Plan, Laidlaw International issued approximately 103.8 million shares of common stock for distribution to Old Laidlaw creditors. Approximately 31.1 million of these shares were issued to holders of Old Laidlaw bank debt claims (Class 4 under the Plan); approximately 57.9 million to holders of Old Laidlaw bond debt claims (Classes 5 and 5A under the Plan) and approximately 11.0 million will be available for distribution to holders of general unsecured claims (Class 6 under the Plan). In addition, approximately
3.8 million shares were issued to a trust in connection with Old Laidlaw's settlement with the United States Pension Benefit Guaranty Corporation relating to the funding level of certain subsidiary pension funds, and 5,000,000 shares of common stock were reserved for issuance pursuant to Laidlaw International's equity and performance incentive plan. No shares of preferred stock are outstanding.

         Holders of common stock are entitled to such dividends as may be declared from time to time by the board of directors of Laidlaw International out of funds legally available therefor. Each holder of common stock is entitled to one vote for each share owned by such stockholder on all matters submitted to a vote of the stockholders of Laidlaw International. These shares are not entitled to cumulative voting rights. In the event of a liquidation, dissolution or winding up of Laidlaw International, holders of common stock are entitled to share equally and ratably in any assets remaining after the payment of all debt and liabilities, subject to the prior rights of holders of the preferred stock, if any such shares are outstanding. Holders of common stock have no preemptive or other subscription or conversions rights. The common stock is not subject to redemption. Subject to the terms and conditions set forth in the rights agreement, dated as of June 23, 2003, between Laidlaw International and Wells Fargo Bank Minnesota, National Association, as rights agent (the "Rights Agreement"), each share of common stock is accompanied by a right to purchase one one-hundredth of a share of preferred stock of Laidlaw International under specified circumstances. A copy of the Rights Agreement is filed as exhibit 4.3 hereto and is incorporated herein by reference.

CERTAIN ANTI-TAKEOVER EFFECTS

         Certain provisions of Laidlaw International's certificate of incorporation and by-laws, as well as the Delaware General Corporation Law, may have the effect of delaying, deferring or preventing a change in control of Laidlaw International. Such provisions, including those regulating the nomination of directors, limiting who may call special stockholders' meetings and eliminating stockholder action by written consent, together with the Rights Agreement, may make it more difficult for other persons, without the approval of Laidlaw International's board of directors, to make a tender offer or otherwise acquire substantial amounts of Laidlaw International's common stock or to launch other takeover attempts that a stockholder might consider to be in such stockholder's best interest.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

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
         Exhibit Number          Exhibit Description
         --------------          -------------------

         4.1                     Certificate of Incorporation of Laidlaw International, Inc.

         4.2                     By-laws of Laidlaw International, Inc.

         4.3                     Rights Agreement, dated as of June 23, 2003, by and between
                                 Laidlaw International, Inc. and Wells Fargo Bank Minnesota,
                                 National Association, as rights agent

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           LAIDLAW INTERNATIONAL, INC.



                           By:  /s/ Ivan R. Cairns
                                -----------------------------------------------
                           Name:  Ivan R. Cairns
                           Title:  Senior Vice President and General Counsel


Date:  July 9, 2003


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                                  Exhibit Index

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
         Exhibit Number          Exhibit Description
         --------------          -------------------

         4.1                     Certificate of Incorporation of Laidlaw International, Inc.

         4.2                     By-laws of Laidlaw International, Inc.

         4.3                     Rights Agreement, dated as of June 23, 2003, by and between
                                 Laidlaw International, Inc. and Wells Fargo Bank Minnesota,
                                 National Association, as rights agent

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